Exhibit 99.1

NYSE:CMN January 2016 / Investor Presentation

FORWARD LOOKING STATEMENT 2 This document contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” or “target.” Forward-looking statements - such as statements about our revenues; income; organic growth; acquisition strategy; and five-year strategic plan – are generally based on current estimates and forecasts. By their nature, forward looking statements address matters that are, to different degrees, subject to a risks, uncertainties and factors that could cause our actual results to be materially different than those expressed in such statements. Many of the material risks, uncertainties and factors are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended July 31, 2015 and filings with the Securities and Exchange Commission. We do not intend, or assumes any obligation, to update or revise these forward-looking statements in light of developments which differ from those anticipated. This document also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the accompanying appendix.

3 $582 Cantel Medical is a NYSE leader in Infection Prevention & Control (IP&C) MILLION1 1 Sales for the last twelve months ended October 31, 2015.

~$6B Sources of strength 4 Leading pure-play in the growing $50B global IP&C market with existing businesses in addressable markets of Government / industry focus on IP&C is a growth driver, shielding our markets from weak economic cycles We lead Strong financial performance for more than Proven expertise in identifying, executing and integrating acquisitions in every major category where we compete 10 YEARS 27 ACQUISITIONS since 2000

Mission Statement 5 Cantel Medical is dedicated to delivering innovative IP&C products and services for patients, caregivers, and other healthcare providers, which improve outcomes and help save lives. 3 Understand customer needs and deliver novel solutions 4 Operate in teams with accountability and a sense of urgency 1 Treat all people with respect, embracing diversity 2 Operate with integrity and ethics and comply with all regulations Values Purpose

1,800 Global Employees Cantel Medical Facilities 40 locations in North America Netherlands Singapore China United Kingdom Italy 6

CANTEL MEDICAL

Infection Prevention & Control Markets

2 MILLION US HEALTHCARE ASSOCIATED INFECTIONS (HAIs) PER YEAR COST THE HEALTHCARE SYSTEM $33 BILLION ANNUALLY[1]

Endoscopy

- 80 million global procedures annually growing at an estimated 5% CAGR[2]
- Colorectal cancer is a leading global cause of death

Water Purification – Dialysis Medical Water

- US ESRD patient population of 448,000 growing at 3-4% annually[3]
- US de novo clinic build growing at 5% annually[3]
- Total of 6,284 dialysis clinics in the US[3]

Healthcare Disposables

- Approximately 150,000 dentists in the US
- 213 million dental visits per year in the US[4]

1 Klevens, R. Monina, et. al. (2002) "Estimating Healthcare-Associated Infections and Deaths in U.S. Hospitals", *CDC Public Health Reports March-April 2007, Volume* 122
2 2010 US Report on Endoscopy, *Millennium Research Group*; 2014 European Markets for Gastrointestinal Endoscopic Devices, *iData Research;* 2012 China GI Census, *Chinese Society of Digestive Endoscopy*
3 2014 US Renal Data System, http://www.usrds.org/adr.aspx
4 May 2014 American Dental Association News

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Leadership position in critical IP&C markets 8 Endoscopy Automated endoscope reprocessing systems and procedural disposable products Water Purification & Filtration Water purification systems for dialysis facilities as well as sterilants and filtration products Healthcare Disposables Branded portfolio of IP&C disposable products and sterility assurance products Dialysis Hemodialysis dialyzer reprocessing systems Performance $582M in sales and $119M in Adj. EBITDAS1,2 for last 12 months3 5-year Sales CAGR of 16%4 5-year Adj. EBITDAS CAGR of 19%4 5-year EPS CAGR of 17%4 73% recurring sales3 1.0x leverage on balance sheet2,5 $0.12 per share annual dividend 1 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 2 See Appendix for GAAP to Non-GAAP reconciliation. 3 Last twelve months ended October 31, 2015. 4 As reported for FYE 7/31/2010 through 7/31/2015. 5 Net debt to LTM Adj. EBITDAS as of October 31, 2015. Net debt calculated as Gross Debt minus cash on balance sheet.

Three Synergistic Segments 9 Endoscopy Water Purification & Filtration Healthcare Disposables Endoscopy Reprocessing & Procedure Room Products Medical & Life Science Water Purification & Filters Dental, Hospital, Sterility Assurance Chemistries, Manufacturing, Regulatory, R&D, HR, International Infrastructure, Supply Chain

Well-Balanced Portfolio: Three Major Segments 10 Last 12 Months Ended October 31, 2015 Adjusted EBITDAS = $119M2,3 “All Other” includes Specialty Packaging Products. 1 Before allocation of corporate expenses of ~$19.8M. 2 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 3 See Appendix for GAAP to Non-GAAP reconciliation The effect of rounding may create minor data variances. Operating Income: $105.3M1 Net Sales: $582.0M Endoscopy , $264.4 Water Purification & Filtration , $176.2 Healthcare Disposables , $104.9 Dialysis , $33.8 Other , $2.7 Endoscopy , $45.9 Water Purification & Filtration , $30.8 Healthcare Disposables , $19.9 Dialysis , $8.0 Other , $0.8

Long-term growth & margin expansion 11 Strong cash flow funds acquisition program with modest leverage Adj. EBITDAS MARGIN CAGR: ’03-’15 16% 21% * FY’11 Net Debt includes $98M in debt assumed on the first day of fiscal year 2012 upon closing of the Byrne Medical acquisition. 1 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 2 See Appendix for GAAP to Non-GAAP reconciliation 3 Net Debt calculated as Gross Debt minus cash on balance sheet 12.0% 11.4% 14.0% 13.8% 13.3% 13.2% 16.2% 17.3% 15.1% 18.6% 19.7% 19.9% 20.1% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 FY'03 FY'04 FY'05 FY'06 FY'07 FY'08 FY'09 FY'10 FY'11* FY'12 FY'13 FY'14 FY'15 $ in millions Net Sales Adj. EBITDAS Net Debt / (Cash) 1,2 2,3

Sustainable growth strategy 12 Market Expansion Strategic Acquisitions New Products CONTINUOUS IMPROVEMENT

Market expansion: Significant global investment in Sales & Marketing 13 Total S&M spending more than doubled over last 5 years Endoscopy expansion largely complete Water and HC disposable teams expanding Significant Growth of US Direct Sales Team Accelerating investments Go-direct in UK, Germany, Italy and China International Sales & Marketing OR, central sterile, physicians offices, GI–Adenoma detection, etc. Expansion into New Market Segments

New Products:
Accelerated Investments in R&D Pipeline

CANTEL MEDICAL

Product development has grown by more than 2.5x over last 5 years

Endoscopy Portfolio

- Broadest range of endoscope reprocessors (AERs)
- Launching 3 new AER platforms
- Expanding procedural room product lines

Chemistry Portfolio

- Development of higher margin liquid chemical germicides – Rapicide® PA , Rapicide® OPA/28

Water Purification & Filtration Portfolio

- Launching three new water purification systems with heat disinfection technology
- Novel filtration product development
- Revox sterilization system

Healthcare Disposables Portfolio

- Unique Sure-Check® pouch, Secure Fit™ masks
- New sterility assurance monitoring products
- Addition of dental waterline disinfection system

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Strategic acquisitions: Investing in all core segments & international capabilities

CANTEL MEDICAL

Proven ability to integrate, leverage & grow acquired businesses

Endoscopy

- Byrne Medical, PuriCore (UK), IMS (Italy), Medical Innovations (UK)
- New products, new markets, manufacturing expansion & international presence

Water Purification & Filtration

- Gambro, Siemens, Pure Water Solutions
- New technology, customer relationships & geographic footprint

Healthcare Disposables Portfolio

- ConFirm Monitoring, SPS Medical, DentaPure
- Created leading sterility assurance monitoring platform and now dental waterline disinfection

International

- PuriCore (UK) becomes Cantel Medical (UK)
- IMS (Italy) becomes Cantel Medical (Italy)
- Medical Innovations (UK) to integrate into Cantel Medical (UK)

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Long Term Growth Drivers: Endoscopy 16 Colorectal cancer is a leading global cause of death, driving worldwide screening and treatment efforts Improved adenoma detection rates will accelerate colonoscopy procedures LARGE AND GROWING GLOBAL ADDRESSABLE MARKET TOTALING OVER $4 BILLION Single-shot AERs drive continued high-margin chemistry growth Dedicated US Sales and Service team driving full circle solutions a key differentiator New product development including 3 new AER platforms and acquisition opportunities Recent European acquisitions, including acquisition of endoscopy transport system, provide great expansion opportunities globally Go-direct international implementations in the UK, Italy, Germany, France, China and Hong Kong

Long Term Growth Drivers: Water Purification & Filtration 17 End-Stage Renal Disease patient demographics drive de novo clinic build in the US Improved IP&C standards for dialysis patients, labor savings to facility operators Upgrade opportunity: 6,300+ US clinics today, majority use old technology Market adoption of heat-based water disinfection technology New opportunities in filtration and chemical sterilants Launch of new Revox Sterilization System New product development, international growth and acquisitions US ESRD patient population growing at 3-4% annually1 De novo clinic build increasing 5% annually1 1 2014 US Renal Data System, http://www.usrds.org/adr.aspx

Long Term Growth Drivers: Healthcare Disposables

CANTEL MEDICAL

LEADING BRANDED PLAYER IN THE US DENTAL MARKET

- **Approximately 150,000 dentists in the US**
- **213 million patient dental visits annually[1]**

Sterility assurance category adds high-growth, higher-margin platform and call point in hospital channel

Rapicide® OPA/28 launched in the United States, now launching in international markets

DentaPure® Waterline Disinfection System adds new growth category

Innovative high-margin face masks/pandemic preparedness

International growth opportunities

New product development and acquisition opportunities


ConFirm


Aluminum nose
and chin pieces
(green arrows)
reduce gapping
(purple arrows)


MEDIVATORS
Rapicide OPA 28

1 May 2014 American Dental Association News

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CANTEL MEDICAL

Experienced executive team


Andrew A. Krakauer
Chief Executive Officer
Jorgen B. Hansen
President & Chief Operating Officer
Seth M. Yellin
Sr. Vice President
Corporate Development
Eric W. Nodiff
Exec. Vice President
General Counsel
Chris Geschickter
Vice President
Human Resources
Peter G. Clifford
Exec. Vice President
Chief Financial Officer
Steven C. Anaya
Sr. Vice President
Chief Accounting Officer
Paul Helms
Exec. Vice President
Operations
David Hemink
President
Medivators
David Rosen
President
Asia Pacific & Emerging Markets
Craig Smith
Vice President
RA & QA Compliance Officer
Michael Spicer
President
Americas, Sales & Global Service
Gary Steinberg
President
Crosstex
Curtis Weitnauer
President
Mar Cor Purification

Denotes recent appointments

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Historical P&L reveals success of growth programs 20 ($ in millions, except per share data) Fiscal Year Ending July 31, 2010 2011 2012 2013 2014 2015 CAGR: ’10 -’15 1Q’16 LTM4 Net Sales $274.0 $321.7 $386.5 $425.0 $488.7 $565.0 16% $153.8 $582.0 Gross Profit Gross Margin $111.0 40.5% $122.8 38.2% $164.2 42.5% $183.5 43.2% $213.3 43.6% $253.5 44.9% 18% $71.2 46.3% $264.2 45.4% Adjusted EBITDAS1, 2 $47.5 $48.5 $71.9 $83.7 $97.5 $113.8 19% $32.4 $119.1 Op. Profit $32.7 $31.3 $52.1 $63.2 $70.9 $80.8 20% $23.8 $85.5 Net Income $19.9 $20.4 $31.3 $39.2 $43.3 $48.0 19% $14.3 $51.0 Diluted GAAP EPS3 $0.52 $0.52 $0.77 $0.95 $1.04 $1.15 17% $0.34 $1.22 Diluted Non-GAAP EPS2,3 $0.60 $0.64 $0.90 $1.10 $1.24 $1.44 19% $0.41 $1.51 1 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 2 See appendix for GAAP to Non-GAAP reconciliation. 3 Retroactively applies the 3:2 stock splits effective February 2012 and July 2013. 4 Last twelve months ended October 31, 2015.

Strong balance sheet & cash flow generation 21 ($ and shares in millions) Fiscal Year Ending July 31, 2007 2008 2009 2010 2011 2012 2013 2014 2015 1Q’16 Total Assets $263.7 $279.2 $277.9 $280.7 $321.4 $434.8 $487.7 $536.1 $584.0 $677.7 Current Ratio 2.1:1 2.2:1 2.3:1 2.3:1 2.6:1 2.4:1 2.5:1 2.5:1 2.7:1 2.7:1 Equity $155.1 $168.7 $187.1 $209.4 $234.3 $275.9 $321.1 $365.2 $406.6 $417.6 Operating Cash Flow $6.0 $18.6 $31.0 $29.0 $28.2 $50.6 $51.5 $64.3 $59.1 $61.51 Net Debt2,3 / Adjusted EBITDAS3,4 1.4x 1.2x 0.5x 0.0x 2.1x 0.8x 0.7x 0.5x 0.4x 1.0x # of Diluted Shares4 36.4 37.0 37.3 38.2 39.0 40.8 41.2 41.5 41.6 41.7 1 For last twelve months ended October 31, 2015. 2 Net Debt calculated as Gross Debt minus cash on balance sheet. 3 See appendix for GAAP to Non-GAAP reconciliation. 4 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 5 Retroactively reflects 3:2 stock splits effective February, 2012 and July, 2013.

5-Yr Strategic Plan: Double Sales & EPS from FY13 to FY18 Successfully completed year 1 and year 2 of plan Continued investments in high-growth, high-margin product lines Focus on channel expansion including international and hospital markets Execute proven acquisition program to accelerate global growth Accelerate focus on operational excellence Investment in operational capabilities Ongoing investment in people 22

CANTEL MEDICAL

$582M NYSE specialty IP&C leader[1]

73%

recurring revenue and $119M in LTM Adj. EBITDAS[1,2,3]

27

successful acquisitions since 2000

$0.12

per share annual dividend (5 increases in 5 years)

- Strong, recession-buffered core business with high future growth prospects
- Excellent record with the FDA, EPA and global regulatory bodies
- Strong cash flow and balance sheet (1.0x leverage ratio[3,4])
- Included in the S&P SmallCap 600® Index
- Forbes Best Small Companies in America from 2012-2014

1 For last twelve months ended October 31, 2015.
2 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items.
3 See appendix for GAAP to Non-GAAP reconciliation.
4 Net debt to LTM Adj. EBITDAS as of October 31, 2015. Net debt calculated as Gross Debt minus cash on balance sheet.

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appendix

Medical Innovations 25 Purchase price of $79.6M in cash consideration For last twelve months ending June 30, 2015, MI had reported revenues and EBITDA of $28.5M and $7.6M1, respectively Transaction further enhances CMN’s position as leading provider of IP&C solutions in the Gastrointestinal endoscopy market Provides CMN a market leading endoscope storage and transport system, which is highly complimentary to existing endoscopy IP&C portfolio CMN’s ability to leverage existing sales channels, particularly in US and direct markets, will further accelerate growth MI’s presence in over 80% of UK hospitals represents significant opportunity for CMN to drive additional growth in the UK market CMN completed the acquisition of Medical Innovations (MI) on September 14, 2015 CONFIDENTIAL 1 Assumes GBP/USD exchange rate of 1.54

GAAP to Non-GAAP EPS reconciliation 26 Fiscal Year Ending July 31, 2010 2011 2012 2013 2014 2015 1Q’16 LTM1 GAAP EPS2 $0.52 $0.52 $0.77 $0.95 $1.04 $1.15 $0.34 $1.23 + Intangible amortization $0.08 $0.10 $0.14 $0.16 $0.16 $0.21 $0.05 $0.21 + Acquisition related items $0.00 $0.02 ($0.02) ($0.02) $0.02 $0.02 $0.02 $0.01 + Other Atypical items $0.00 $0.00 $0.01 $0.01 $0.01 $0.06 $0.00 $0.06 Non-GAAP EPS2 $0.60 $0.64 $0.90 $1.10 $1.24 $1.44 $0.41 $1.51 1 Last twelve months ended October 31, 2015. 2 Retroactively applies the 3:2 stock splits effective February 2012 and July 2013.

Net Income to Adjusted EBITDAS reconciliation 27 ($ in millions) Fiscal Year Ending July 31, 2007 2008 2009 2010 2011 2012 2013 2014 2015 1Q’16 LTM1 Net Income $8.1 $8.7 $15.6 $19.9 $20.4 $31.3 $39.2 $43.3 $48.0 $14.3 $51.0 + Income taxes 6.0 5.2 9.4 11.6 10.0 16.5 21.1 25.3 28.2 8.8 29.7 + Net Interest expense 2.8 4.1 2.4 1.3 0.9 3.8 2.9 2.3 2.4 0.8 2.6 + D&A 10.2 11.7 11.4 11.4 12.4 15.9 17.3 18.9 24.0 5.9 24.6 + Loss on disposal of fixed asset - 0.1 0.1 0.2 - 0.1 0.2 0.5 0.4 0.1 0.4 + Stock-based comp 1.5 2.0 3.2 3.1 3.4 3.8 3.7 5.4 5.9 1.7 6.0 + Acquisition-related items - - - - 1.4 (1.2) (1.4) 1.1 1.6 0.9 1.3 + Loss on sale of business - - - - - - - - 2.2 - 2.2 + Other atypical items 0.5 1.0 - - - 1.7 0.8 0.6 1.3 - 1.3 Adjusted EBITDAS $29.1 $32.8 $42.1 $47.5 $48.5 $71.9 $83.7 $97.5 $113.8 $32.4 $119.1 1 Last twelve months ended October 31, 2015. The effect of rounding may create minor data variances.

Gross Debt to Net Debt reconciliation 28 ($ in millions) Fiscal Year Ending July 31, 2007 2008 2009 2010 20111 2012 2013 2014 2015 1Q’16 Gross Debt $57.0 $58.3 $43.3 $21.0 $122.0 $90.0 $95.0 $80.5 $78.5 $147.5 - Cash (15.9) (18.3) (23.4) (22.6) (18.4) (30.2) (34.1) (31.8) (31.7) (31.1) Net Debt $41.1 $40.0 $19.9 ($1.6) $103.6 $59.8 $60.9 $48.7 $46.8 $116.4 1 FY’11 Net Debt includes $98M in debt assumed on the first day of fiscal year 2012 upon closing of the Byrne Medical acquisition.

GAAP to Non-GAAP EPS disclosure 29 Non-GAAP financial measures contained herein supplement information previously reported in filings on Form 10-Q and Form 10-K as well as in presentations by Company management to investors, analysts and others. The information below will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended. Non-GAAP Financial Measures In evaluating our operating performance, we supplement the reporting of our financial information determined under accounting principles generally accepted in the United States (“GAAP”) with certain internally driven non-GAAP financial measures, namely (a) adjusted diluted earnings per share (“EPS”), (b) income before interest, taxes, depreciation, amortization and stock-based compensation expense ("EBITDAS“) and adjusted EBITDAS and (c) net debt. These non-GAAP financial measures are indicators of the Company’s performance that is not required by, or presented in accordance with, GAAP. They are presented with the intent of providing greater transparency to financial information used by us in our financial analysis and operational decision-making. We believe that these non-GAAP measures provide meaningful information to assist investors, shareholders and other readers of our Condensed Consolidated Financial Statements in making comparisons to our historical operating results, analyzing the underlying performance of our results of operations and assessing our financial strength. These non-GAAP financial measures are not intended to be, and should not be, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures. (a) EPS We define adjusted diluted EPS as diluted EPS adjusted to exclude amortization, acquisition related items, significant reorganization and restructuring charges, major tax events and other significant items management deems atypical or non-operating in nature. Intangible Amortization Amortization expense, which is excluded from adjusted diluted EPS for all periods presented below, is a non-cash expense related to intangibles that were primarily the result of business acquisitions. Our history of acquiring businesses has resulted in significant increases in amortization of intangible assets that reduced the Company’s net income. The removal of amortization from our overall operating performance helps in assessing our cash generated from operations including our return on invested capital, which we believe is an important analysis for measuring our ability to generate cash and invest in our continued growth.

GAAP to Non-GAAP EPS disclosure continued 30 Acquisition Related Items Since acquisition related items are atypical and often mask underlying operating performance, we excluded these amounts for purposes of calculating this non-GAAP financial measure to facilitate an evaluation of our current operating performance and a comparison to past operating performance. The adjustments of contingent consideration and other contingent liabilities are periodic adjustments to record such amounts at fair value at each balance sheet date. Given the subjective nature of the assumptions used in the determination of fair value calculations, fair value adjustments may potentially cause significant earnings volatility that are not representative of our operating results. Similarly, due diligence, integration, legal and other acquisition related costs associated with specific acquisitions, including acquisition accounting charges relating to recording acquired inventory and deferred revenue at fair market value, can be significant and also adversely impact our effective tax rate as certain costs are often not tax-deductible. For Q1 of fiscal 2016, acquisition related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal fees and other transaction costs associated with specific acquisitions and (iii) acquisition accounting charges for the amortization of the initial fair value adjustments of acquired inventory. For fiscal 2015, acquisition related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal fees and other transaction costs associated with specific acquisitions, (iii) acquisition accounting charges for the amortization of the initial fair value adjustments of acquired inventory and deferred revenue and (iv) foreign currency losses relating to the funding of an international acquisition. For fiscal 2014, acquisition related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions and (ii) due diligence, integration, legal fees and other transaction costs associated with specific acquisitions. For fiscals 2013, 2012 and 2011, acquisition related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal fees and other transaction costs associated with specific acquisitions and (iii) acquisition accounting charges for the amortization of the initial fair value adjustment of acquired inventory. Significant acquisition related charges and other atypical costs were not incurred in our fiscal 2010. Other Atypical Items For fiscal 2015, we made adjustments to exclude the loss on sale of our Specialty Packaging business and the impairment of an acquired license both incurred during our third quarter of fiscal 2015 to arrive at our non-GAAP financial measures. For fiscal 2014, we made adjustments to diluted EPS to exclude costs incurred during our fourth quarter of fiscal 2014 associated with the retirement of our Chief Financial Officer. For fiscal 2013, we made an adjustment to diluted EPS to exclude atypical severance and recruiting costs to arrive at our non-GAAP financial measure. For fiscal 2012, we made adjustments to diluted EPS to exclude atypical severance and recruiting costs, as well as a loss relating to the impairment of our investment in a company that developed a patented and proprietary antimicrobial agent to arrive at our non-GAAP financial measure.

GAAP to Non-GAAP EPS disclosure continued 31 (b) EBITDAS and Adjusted EBITDAS The Company believes EBITDAS is an important valuation measurement for management and investors given the increasing effect that non-cash charges, such as stock-based compensation, amortization related to acquisitions and depreciation of capital equipment, has on the Company's net income. In particular, acquisitions have historically resulted in significant increases in amortization of intangible assets that reduce the Company's net income. Additionally, we regard EBITDAS as a useful measure of operating performance and cash flow before the effect of interest expense and is a complement to operating income, net income and other GAAP financial performance measures. We define Adjusted EBITDAS, as EBITDAS excluding the same atypical items as previously described as adjustments to diluted EPS. We use Adjusted EBITDAS when evaluating the operating performance of the Company because we believe the exclusion of such atypical items, which a majority are non-cash items, is necessary to provide the most accurate measure of on-going core operating results and to evaluate comparative results period over period. (c ) Net Debt We define net debt as long-term debt less cash and cash equivalents. Each of the components of net debt appears in our Consolidated Balance Sheets. We believe that the presentation of net debt provides useful information to investors because we review net debt as part of our management of our overall liquidity, financial flexibility, capital structure and leverage.